AMENDMENT NO. 2

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 (this “Amendment”) is entered into as of June 26, 2012, by and among HUDSON GLOBAL, INC. (formerly known as Hudson Highland Group, Inc.), a corporation organized under the laws of the State of Delaware (“HHG”), HUDSON GLOBAL RESOURCES MANAGEMENT, INC., a corporation organized under the laws of the Commonwealth of Pennsylvania (“HGRM”), HUDSON GLOBAL RESOURCES LIMITED, a company incorporated under the laws of England and Wales with registered number 03206355 (“HGR UK”, and together with HHG and HGRM, each a “Borrower” and collectively, jointly and severally, “Borrowers”), the financial institutions set forth on the signature pages hereto (each a “Lender” and collectively, “Lenders”) and RBS CITIZENS BUSINESS CAPITAL (formerly known as RBS BUSINESS CAPITAL), a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, N.A., as agent for Lenders (in such capacity, “Agent”).

BACKGROUND

Borrowers, Agent and Lenders are parties to a Loan and Security Agreement dated as of August 5, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

Agent and Lenders are willing to make certain amendments to the Loan Agreement on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

(a) Section 1.1 of the Loan Agreement is hereby amended to add the following defined terms in their appropriate alphabetical order:

“Availability Block Trigger Event - such time as for two (2) consecutive Fiscal Quarters HHG and its Subsidiaries on a consolidated basis has achieved a Fixed Charge Coverage Ratio of not less than 1.1:1.0 (calculated without giving effect to the addition of any Special 2012/2013 Restructuring Charges to the numerator thereof), as verified by Borrowers’ financial statements and corresponding Compliance Certificate prepared and delivered to Agent in accordance with Section 10.1.2.”

“Special 2012/2013 Restructuring Charges - restructuring charges (i.e. charges associated with the termination of employees, the termination of leases and other contract terminations, to the extent such charges are identified on a separate expense line on Borrowers’ consolidated financial statements, but only to the extent not duplicative of restructuring charges set forth in clause (c)(vii) of the definition of EBITDA for such fiscal period) incurred in the fiscal quarters ending June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, up to the aggregate amount of $10,000,000 for such four fiscal quarter period.”

(b) Section 1.1 of the Loan Agreement is hereby further amended by amending and restating the following defined terms in their entireties to provide as follows:

“Availability Block - $7,500,000; provided, however, upon the occurrence of an Availability Block Trigger Event on or after December 31, 2012, the Availability Block shall equal $5,000,000 and shall remain at such amount at all times thereafter.”

“EBITDA - with respect to any fiscal period, (a) consolidated net earnings (or loss), minus (b) the sum of (i) extraordinary gains (ii) income attributed to fair value measurement adjustments for acquisitions in accordance with FAS 141R, (iii) non-operating income up to a maximum of $1,000,000 (and $500,000 with respect to the minimum EBITDA test for HGRM and HGR UK), and (iv) up to $1,000,000 of income or gains attributable to true-up adjustments to restructuring charges originally incurred prior to December 31, 2009, plus (c) the sum of (i) interest expense, (ii) income or franchise taxes, (iii) depreciation, (iv) amortization, (v) non-cash charges and write-offs of goodwill and intangible assets taken in accordance with accounting principles for such period, as determined in accordance with GAAP, (vi) expenses attributed to fair value measurement adjustments for acquisitions in accordance with FAS 141R (vii) restructuring charges (i.e. charges associated with the termination of employees, the termination of leases and other contract terminations, to the extent such charges are identified on a separate expense line on Borrowers’ consolidated financial statements) incurred in Fiscal Year 2009 and up to $500,000 ($250,000 with respect to the minimum EBITDA test for HGRM and HGR UK) of restructuring charges incurred in each Fiscal Year thereafter, (viii) up to $1,000,000 in expenses or losses for true-up adjustments to restructuring charges originally incurred prior to December 31, 2009, (ix) non-cash stock compensation expenses, and (x) non-operating expenses and extraordinary losses of up to $1,000,000 ($500,000 with respect to the minimum EBITDA test for HGRM and HGR UK) incurred in any period of four consecutive Fiscal Quarters (each, a “Reference Period”). For the purposes of calculating EBITDA, if at any time during such Reference Period (and after the Closing Date) Borrowers or any of their Subsidiaries shall have made a Permitted Acquisition, EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto in accordance with Regulation S-X promulgated under the Securities Exchange Act of 1934, or in such other manner reasonably acceptable to the Agent as if such Permitted Acquisition occurred on the first day of such Reference Period. EBITDA shall exclude income of any Subsidiary of a Loan Party that is restricted from remitting cash to any Loan Party, as a result of an event of default under applicable contractual arrangements of such Subsidiary.”

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“Fixed Charge Coverage Ratio - the ratio, determined for HHG and its Subsidiaries on a consolidated basis for the most recent four (4) Fiscal Quarters, of (a) EBITDA, minus (x) the sum of (i) Capital Expenditures (except those financed with Borrowed Money other than Revolving Loans), (ii) dividends or other distributions with respect to Capital Stock made in cash, and (iii) income taxes paid in cash, plus (y) 50% of the Special 2012/2013 Restructuring Charges, to (b) Fixed Charges.”

3. Conditions of Effectiveness. This Amendment shall be deemed to be effective upon Agent’s receipt of (i) four (4) copies of this Amendment executed by Borrowers and Lenders and consented and agreed to by Guarantors and (ii) an amendment fee of $25,000, which fee may be charged to Borrower’s account with Agent.

4. Representations and Warranties. Each Borrower hereby represents and warrants as follows as of the date hereof:

(a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles, and save as a Loan Document which is not a Jersey security agreement for the purpose of the Security Interests (Jersey) Law 1983 purports to be taking security in respect to Jersey situate intangible moveable assets.

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(b) Upon the effectiveness of this Amendment, each Borrower hereby certifies that the representations and warranties made by such Borrower in the Loan Agreement (to the extent the same are not amended hereby) are true and complete in all material respects with the same force and effect as if made on and as of the effective date of this Amendment (or to the extent any such representation or warranty specifically relates to an earlier date, such representation or warranty was true and complete in all material respects as of such earlier date).

(c) No Event of Default or Default has occurred and is continuing or would exist immediately after giving effect to this Amendment.

5. Effect on the Loan Agreement.

(a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission (including by “.pdf” and other similar format) shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

HUDSON GLOBAL, INC. (formerly known as Hudson Highland Group, Inc.), as a Borrower

By:	/s/ Mary Jane Raymond
Name:	Mary Jane Raymond
Title:	Executive Vice President and Chief Financial Officer

HUDSON GLOBAL RESOURCES MANAGEMENT, INC., as a Borrower

By:	/s/ Frank Lanuto
Name:	Frank Lanuto
Title:	Assistant Treasurer

HUDSON GLOBAL RESOURCES LIMITED, as a Borrower

By:	/s/ Latham Williams
Name:	Latham Williams
Title:	Senior Vice President Legal Affairs and Administration and Corporate Secretary

RBS CITIZENS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, N.A. as Agent and Lender

By:	/s/ James H. Herzog, Jr.
Name:	James H. Herzog, Jr.
Title:	Senior Vice President

Signature Page to Amendment No. 2

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CONSENTED AND AGREED TO:

HUDSON HIGHLAND GROUP HOLDINGS
INTERNATIONAL, INC., as a Guarantor

By:	/s/ Frank Lanuto
Name:	Frank Lanuto
Title:	Assistant Treasurer

HUDSON GLOBAL RESOURCES
JERSEY LIMITED, as a Guarantor

By:	/s/ Latham Williams
Name:	Latham Williams
Title:	Senior Vice President Legal Affairs and Administration and Corporate Secretary

Signature Page to Amendment No. 2

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